UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                February 4, 2009

                      SENSIVIDA MEDICAL TECHNOLOGIES, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

 New Jersey                            0-7405                   22-1937826
 ----------                         ------------            ------------------
  (State of                         (Commission               (IRS Employer
Incorporation)                      File Number)            Identification No.)

                               1235 Folkstone Way
                          Cherry Hill, New Jersey 08034
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 485-0362
                                 --------------
                         (Registrant's telephone number)

                          MEDISCIENCE TECHNOLOGY CORP.
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On February 4, 2009 the Registrant, Sensivida Medical Technologies, Inc. ("SensiVida") and William Baker ("Baker"), an existing shareholder of SensiVida, entered into an agreement under which Baker agreed to purchase up to $250,000 of Series A preferred stock, par value $1.00 per share (the "Series A Preferred"), with an initial payment of $100,000 upon execution of the agreement and three payments of $50,000 each every six months after execution of the agreement. The investor accelerated the first $50,000 payment, so the Registrant received aggregate payments of $150,000. The Series A Preferred are preferred as to dividends and liquidation to the shares of SensiVida's common stock, each share of Series A Preferred is convertible into 15 shares of SensiVida's common stock, the Series A Preferred pay interest of 12% per annum, payable in stock or cash at Baker's discretion, the Series A Preferred have a right to participate in future financings by SensiVida, including a right of first refusal to acquire collateral proposed to be used as security for such future financings and the Series A Preferred have full ratchet anti-dilution protection in the event that SensiVida issues securities at a lower price than the conversion price of $0.066 per share. Baker also receives a warrant that is exercisable for five years to acquire at an exercise price of $0.15 per share up to 500,000 shares of SensiVida's common stock assuming that Baker purchases $250,000 of Series A Preferred. SensiVida has the right to purchase the outstanding Series A Preferred and unexercised warrants in the event that the bid price of SensiVida's common stock averages $1.00 or more for 15 trading days.

         The terms of the agreement described above are only a summary of its terms and are qualified in their entirety by reference to the agreement which is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 3.02  Unregistered Sales of Equity Securities.

         SensiVida sold $150,000 of its Series A Preferred at a per share price of $1.00 per share to William M. Baker for a total purchase price of $150,000 as set forth under item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The above securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, to a person who is sophisticated in such transactions and who had knowledge of and access to sufficient information about SensiVida to make an informed investment decision. The purchaser of these securities was aware that they were restricted securities.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1 Agreement dated as of February 4, 2009 between SensiVida and William M.
Baker

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SENSIVIDA MEDICAL TECHNOLOGIES, INC.


Date: February 12, 2009                   By:  /s/Kamal Sarbadhikari
                                               ------------------------------
                                               Kamal Sarbadhikari
                                               President